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EXHIBIT 23

Consent of Independent Auditors

        We consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-34169, 333-27979, 333-71858 and 333-89930) and the Registration Statements on Form S-3 (Nos. 333-84971, 333-41424, 333-58126, 333-84086 and 333-102620) of our report dated January 27, 2003, with respect to the financial statements of Endocardial Solutions, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2002.

                                                          /s/ Ernst & Young LLP

Minneapolis, Minnesota
March 26, 2003

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  EXHIBIT 23
Consent of Independent Auditors